UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2013

CRIMSON EXPLORATION INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-12108 (Commission File Number)	20-3037840 (IRS Employer Identification Number)

717 Texas Ave., Suite 2900, Houston, Texas 77002
(Address of principal executive offices)

(713) 236-7400
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Other Events.

    On August 23, 2013, Crimson Exploration Inc. (the “Company”) and Contango Oil & Gas Company (“Contango”) issued a joint press release announcing that the registration statement on Form S-4 and related joint proxy statement regarding the proposed merger (the “Merger”) of the Company with a direct, wholly-owned subsidiary of Contango has been declared effective by the Securities and Exchange Commission (the “SEC”). In addition, the Company announced that it has established a record date and a meeting date for the special meeting of its shareholders to consider and vote upon a proposal to approve and adopt the previously announced Agreement and Plan of Merger, dated April 29, 2013, (the “Merger Agreement”) relating to the Merger and other related matters.

A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Important Information for Investors and Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed Merger, Contango filed with the SEC a registration statement on Form S-4, declared effective by the SEC on August 22, 2013, that includes a joint proxy statement of Crimson and Contango that also constitutes a prospectus of Contango. Contango and Crimson also plan to file other documents with the SEC regarding the proposed agreement. INVESTORS AND SECURITY HOLDERS OF CRIMSON ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS, WHICH WILL BE FIRST MAILED TO SECURITY HOLDERS ON OR ABOUT AUGUST 26, 2013, AND OTHER DOCUMENTS RELATING TO THE MERGER THAT WERE OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and stockholders may obtain free copies of the joint proxy statement/prospectus and other documents containing important information about Crimson and Contango through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Crimson will be available free of charge on Crimson’s internet website at www.crimsonexploration.com under the tab “Investor Relations,” or by contacting Crimson’s Investor Relations Department at 713-236-7400.  Copies of the documents filed with the SEC by Contango will be available free of charge on Contango’s internet website at www.contango.com under the tab “Investor Relations,” or by contacting Contango’s Investor Relations Department at 713-960-1901.

Participants in the Solicitation

Crimson, Contango and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Crimson and Contango in connection with the proposed transaction. Information about the directors and executive officers of Crimson is set forth in Crimson’s proxy statement for its 2013 annual meeting of stockholders, which was filed with the SEC on April 3, 2013, and the joint proxy statement/prospectus related to the Merger, which was filed with the SEC on August 23, 2013, and will be first mailed to stockholders on August 26, 2013. Information about the directors and executive officers of Contango is set forth in Contango’s proxy statement for its 2012 annual meeting of stockholders, which was filed with the SEC on October 12, 2012, and the joint proxy statement/prospectus related to the Merger, which was filed with the SEC on August 23, 2013, and will be first mailed to stockholders on August 26, 2013. Free copies of these documents can be obtained using the contact information above.

Cautionary Statement Regarding Forward-Looking Statements

This current report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934. These include statements regarding the effects of the proposed Merger, estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties and are typically identified by words or phrases such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” and other words and terms of similar meaning. For example, statements regarding future financial performance, future competitive positioning and business synergies, future acquisition cost savings, future accretion to earnings per share, future market demand, future benefits to stockholders, future economic and industry conditions, the proposed Merger (including its benefits, results, effects and timing), the attributes of Crimson as a subsidiary of Contango and whether and when the transactions contemplated by the Merger Agreement will be consummated, are forward-looking statements within the meaning of federal securities laws.  These forward-looking statements are subject to numerous risks and uncertainties, many of which are beyond the companies’ control, which could cause actual benefits, results, effects and timing to differ materially from the results predicted or implied by the statements.

These risks and uncertainties include, but are not limited to:  the failure of the stockholders of Crimson or the stockholders of Contango to approve the Merger or the issuance of Contango common stock in the Merger to Crimson’s stockholders, respectively; the risk that the conditions to the closing of the Merger are not satisfied; the risk that regulatory approvals required for the Merger are not obtained or are obtained subject to conditions that are not anticipated; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger; uncertainties as to the timing of the Merger; competitive responses to the proposed Merger; costs and difficulties related to the integration of Crimson’s business and operations with Contango’s business and operations; the inability to or delay in obtaining cost savings and synergies from the Merger; unexpected costs, charges or expenses resulting from the Merger; the outcome of pending or potential litigation; the inability to retain key personnel; uncertainty of the expected financial performance of Contango following completion of the Merger; and any changes in general economic and/or industry specific conditions.

Crimson and Contango caution that the foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in Crimson’s and Contango’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings, which are available at the SEC’s website, http://www.sec.gov.  Each forward-looking statement speaks only as of the date of the particular statement, and neither Crimson nor Contango undertakes any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof.  All subsequent written and oral forward-looking statements concerning Crimson, Contango, the proposed transaction or other matters and attributable to Crimson and Contango or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Item 9.01.                      Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated August 23, 2013, issued by Contango and Crimson

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRIMSON EXPLORATION INC. (Registrant)

E. Joseph Grady
Senior Vice President & Chief Financial Officer

Dated: August 23, 2013

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated August 23, 2013, issued by Contango and Crimson

EXHIBIT 99.1

Contango and Crimson Announce Effectiveness of Registration Statement on Form S-4 and Schedule Special Shareholder Meetings

AUGUST 23, 2013 – HOUSTON, TEXAS – Contango Oil & Gas Company (NYSE MKT: MCF) and Crimson Exploration Inc. (NasdaqGM: CXPO) jointly announced today that the registration statement on Form S-4 and related joint proxy statement regarding their proposed merger has been declared effective by the Securities and Exchange Commission (the “SEC”).  Each company will hold a special meeting on Tuesday, October 1, 2013, to approve matters relating to the proposed merger between the two companies.

Shareholders of record at the close of business on August 20, 2013 will be mailed the joint proxy statement in connection with the proposed merger and will be entitled to vote at the respective company’s special shareholder meeting.  The joint proxy statement will be mailed to shareholders of both companies on or about August 26, 2013.

The parties currently expect to complete the merger promptly following approval by the Crimson and Contango shareholders, subject to customary closing conditions.

Contango shareholders are invited to attend its special meeting at 3700 Buffalo Speedway, Second Floor, Houston, Texas 77098 on October 1 at 9:30 a.m., local time.

Crimson shareholders are invited to attend its special meeting at its offices at 717 Texas Avenue, Suite 2900, Houston, TX, 77002 on October 1 at 9:30 a.m., local time.

About Contango

Contango is a Houston-based, independent natural gas and oil company.  Contango’s business is to explore, develop, produce and acquire natural gas and oil properties onshore and offshore in the shallow waters of the Gulf of Mexico.  Additional information can be found on its web page at www.contango.com.

About Crimson

Crimson is a Houston, Texas based independent energy company engaged in the exploitation, exploration, development and acquisition of crude oil and natural gas, primarily in the onshore Gulf Coast regions of the United States.  Additional information on Crimson is available on Crimson’s website at www.crimsonexploration.com.

Forward-Looking Statements

This press release contains forward-looking statements concerning the proposed transaction between Contango and Crimson, the expected timetable for completing the proposed transaction, its financial and business impact, management’s beliefs and objectives with respect thereto, and management’s current expectations for future operating and financial performance.  Forward-looking statements are all statements other than statements of historical facts, which may be identified by words such as “believes,” “expects,” “anticipates,” “estimates,” “projects,” “intends,” “should,” “seeks,” “future,” “continue,” or the negatives of such terms, or other comparable terminology.  In addition, forward-looking statements are subject to risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results to vary materially from those expressed in or indicated by them. Factors that could cause actual results to differ materially include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, dated as of April 29, 2013 between Contango and Crimson (the “Merger Agreement”); (2) the outcome of any legal proceedings that may be instituted against Contango or Crimson and others following announcement of the Merger Agreement; (3) the inability to complete the merger transaction between Contango and Crimson (the “Merger”) due to the failure to satisfy the conditions to the Merger, including obtaining the affirmative vote of at least a majority of the votes cast by the holders of Contango’s outstanding shares of common stock entitled to vote on the approval of issuance of shares of Contango common stock and at least a majority of the votes cast by the holders of Crimson’s outstanding shares of common stock entitled to vote on the adoption of the merger agreement; (4) risks that the proposed transaction disrupts current plans and operations and potential difficulties in employee and customer retention as a result of the Merger; (5) the ability to recognize the benefits of the Merger; (6) legislative, regulatory and economic developments; and (7) other factors described in Contango’s and Crimson’s filings with the SEC. Many of the factors that will determine the outcome of the subject matter of this filing are beyond the ability of Contango or Crimson to control or predict. Neither Contango nor Crimson can give any assurance that the conditions to the Merger will be satisfied. Except as required by law, neither Contango nor Crimson undertakes any obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. Each of Contango and Crimson disclaims any responsibility for updating the information contained in this filing beyond the published date, or for changes made to this document by wire services or Internet service providers.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The proposed Merger will be submitted to the stockholders of both companies for their consideration. Contango filed with the SEC a registration statement on Form S-4 that constitutes a preliminary prospectus of Contango that also includes a joint proxy statement for each of Contango and Crimson.  The registration statement was declared effective by the SEC on August 22, 2013.  INVESTORS AND SECURITY HOLDERS OF CONTANGO, CRIMSON AND OTHER INVESTORS ARE ADVISED TO READ THE PROSPECTUS AND PROXY STATEMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The definitive joint proxy statements and prospectus will be mailed to stockholders of Contango and of Crimson on or about August 26, 2013. Investors and security holders may obtain a free copy of the definitive joint proxy statement and prospectus and other documents filed by Contango and Crimson with the SEC, at the SEC’s web site at http://www.sec.gov.  You may also obtain these documents by contacting Contango’s Investor Relations department at 713.960.1901, or at www.contango.com/merger or contacting Crimson’s Investor Relations department at 713.236.7571 or www.crimsonexploration.com/merger.

Participants in Solicitation

Contango and Crimson and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction.  Information about Contango’s directors and executive officers is available in Contango’s proxy statement dated October 12, 2012, for its 2012 Annual Meeting of Stockholders.  Information about Crimson’s directors and executive officers is available in Crimson’s proxy statement dated April 3, 2013 for its 2013 Annual Meeting of Stockholders.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the definitive joint proxy statement/prospectus described above.  Investors should read the definitive proxy statement/prospectus carefully before making any voting or investment decisions.  You may obtain free copies of these documents from Contango or Crimson using the sources indicated above.

Contango Oil & Gas Company	For information, contact:
3700 Buffalo Speedway, Suite 960	Sergio Castro
Houston, Texas 77098	(713) 960-1901
www.contango.com

Crimson Exploration Inc.	For information, contact:
717 Texas Avenue, Suite 2900	E. Joseph Grady
Houston, Texas 77002	(713) 236-7400
www.crimsonexploration.com